UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 24, 2004

SEMCO Energy, Inc. (Exact name of registrant as specified in its chapter)

Michigan (State or other jurisdiction of incorporation)	001-15565 (Commission File Number)	38-2144267 (IRS Employer Identification No.)

28470 13 Mile Road, Ste. 300, Farmington Hills, Michigan (Address of principal executive offices)	48334 (Zip Code)

Registrant's telephone number, including area code: 248-702-6000

__________________________________________________________ (Former name or former address, if changed since last report)

Item 5.       Other Events.

   SEMCO Energy, Inc. (the "Company") announced today that its Board of Directors voted to suspend the Company’s quarterly Common Stock dividend of $0.075 per share, effective immediately. The press release announcing this action is filed herewith as Exhibit 99.

Item 7.(c)   Exhibits.

99   Press Release issued June 24, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEMCO Energy, Inc.
(Registrant)

Dated: June 24, 2004	By:	/s/ John E. Schneider

John E. Schneider Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX
Form 8-K
June 24, 2004

Filed

Exhibit No.	Description	Herewith	By Reference

99	Press Release issued June 24, 2004.	x

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